                                EXHIBIT (8)(c)(1)

                 AMENDMENT NO. 4 TO FUND PARTICIPATION AGREEMENT

                             AMENDMENT NO. 4 TO THE
                          FUND PARTICIPATION AGREEMENT

     Amendment No. 4 to the Fund Participation Agreement, dated as of May 1, 2001, between Transamerica Life Insurance Company, a life insurance company organized under the laws of the State of Iowa; Peoples Benefit Life Insurance Company, an Iowa stock life insurance company; Transamerica Life Insurance and Annuity Company, a life insurance company organized under the laws of the State of North Carolina; Transamerica Occidental Life Insurance Company, an Iowa stock life insurance company; Transamerica Financial Life Insurance Company (formerly known as AUSA Life Insurance Company, Inc. and Transamerica Life Insurance Company of New York), life insurance companies organized under the laws of the State of New York; (each as the "Insurance Company"), and Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc. and the Dreyfus Life and Annuity Index Fund, Inc. (d.b.a. Dreyfus Stock Index Fund, Inc.) (each as the "Fund").

     Exhibit A of the Fund Participation Agreement is hereby deleted in its entirety and replaced with the following:

                                    EXHIBIT A
                           Effective December 1, 2003

     List of Separate Accounts, Insurance Companies and Participating Funds

--------------------------------------------------------------------------------
Separate Accounts and Insurance          Participating Funds
Companies
--------------------------------------------------------------------------------
Retirement Builder Variable Annuity      Dreyfus Variable Investment Fund -
Account                                  Initial Class

                                         .    Small Company Stock Portfolio

Transamerica Life Insurance Company
                                         Dreyfus Variable Investment Fund

                                         .    Money Market Portfolio

                                         Dreyfus Stock Index Fund, Inc. -
                                         Initial Class
-------------------------------------------------------------------------------
Separate Account VA A                    The Dreyfus Socially Responsible Growth
                                         Fund, Inc. - Initial Class
Transamerica Life Insurance Company
                                         Dreyfus Variable Investment Fund -
                                         Initial Class

                                         .    Appreciation Portfolio
                                         .    Disciplined Stock Portfolio
                                         .    Growth and Income Portfolio
                                         .    Quality Bond Portfolio
                                         .    Developing Leaders Portfolio
--------------------------------------------------------------------------------
Peoples Benefit Life Insurance Company   Dreyfus Investment Portfolios - Service
Separate Account V                       Class

                                         .    Core Bond Portfolio

Peoples Benefit Life Insurance Company   The Dreyfus Socially Responsible Growth
                                         Fund, Inc. - Service Class

                                         Dreyfus Variable Investment Fund -
                                         Service Class
                                         .    Appreciation Portfolio
--------------------------------------------------------------------------------

                             EXHIBIT A continued...

--------------------------------------------------------------------------------
Separate Accounts and Insurance          Participating Funds
Companies
--------------------------------------------------------------------------------
Legacy Builder Variable Life Separate    Dreyfus Stock Index Fund, Inc. -
Account                                  Initial Class

Transamerica Life Insurance Company      Dreyfus Variable Investment Fund

                                         .    Money Market Portfolio

                                         Dreyfus Variable Investment Fund -
                                         Initial Class

                                         .    Small Company Stock Portfolio

--------------------------------------------------------------------------------
Separate Account VA-2L                   Dreyfus Variable Investment Fund -
                                         Initial Class & Service Class

Transamerica Occidental Life Insurance   .    Balanced Portfolio
Company                                  .    Appreciation Portfolio
                                         .    Disciplined Stock Portfolio
                                         .    Growth and Income Portfolio
                                         .    International Equity Portfolio
                                         .    International Value Portfolio
                                         .    Limited Term High Yield Portfolio
                                         .    Quality Bond Portfolio
                                         .    Developing Leaders Portfolio
                                         .    Small Company Stock Portfolio
                                         .    Special Value Portfolio

                                         Dreyfus Variable Investment Fund

                                         .    Money Market Portfolio

                                         Dreyfus Stock Index Fund, Inc. -
                                         Initial Class & Service Class

                                         The Dreyfus Socially Responsible Growth
                                         Fund, Inc. -
                                         Initial Class & Service Class

                                         Dreyfus Investment Portfolios -
                                         Initial Class & Service Class

                                         .    Core Bond Portfolio
                                         .    Core Value Portfolio
                                         .    Emerging Leaders Portfolio
                                         .    Emerging Markets Portfolio
                                         .    European Equity Portfolio
                                         .    Founders Discovery Portfolio
                                         .    Founders Growth Portfolio
                                         .    Founders International Equity
                                              Portfolio
                                         .    Founders Passport Portfolio
                                         .    Japan Portfolio
                                         .    MidCap Stock Portfolio
                                         .    Technology Growth Portfolio
--------------------------------------------------------------------------------

                             EXHIBIT A continued...

--------------------------------------------------------------------------------
Separate Accounts and Insurance          Participating Funds
Companies
--------------------------------------------------------------------------------
Separate Account VA-2LNY                 Dreyfus Variable Investment Fund -
                                         Initial Class & Service Class

Transamerica Life Insurance Company of   .    Balanced Portfolio
New York                                 .    Appreciation Portfolio
                                         .    Disciplined Stock Portfolio
                                         .    Growth and Income Portfolio
                                         .    International Equity Portfolio
                                         .    International Value Portfolio
                                         .    Limited Term High Yield Portfolio
                                         .    Quality Bond Portfolio
                                         .    Developing Leaders Portfolio
                                         .    Small Company Stock Portfolio
                                         .    Special Value Portfolio

                                         Dreyfus Variable Investment Fund

                                         .    Money Market Portfolio

                                         Dreyfus Stock Index Fund, Inc. -
                                         Initial Class & Service Class

                                         The Dreyfus Socially Responsible Growth
                                         Fund, Inc. -
                                         Initial Class & Service Class

                                         Dreyfus Investment Portfolios -
                                         Initial Class & Service Class

                                         .    Core Bond Portfolio
                                         .    Core Value Portfolio
                                         .    Emerging Leaders Portfolio
                                         .    Emerging Markets Portfolio
                                         .    European Equity Portfolio
                                         .    Founders Discovery Portfolio
                                         .    Founders Growth Portfolio
                                         .    Founders International Equity
                                              Portfolio
                                         .    Founders Passport Portfolio
                                         .    Japan Portfolio
                                         .    MidCap Stock Portfolio
                                         .    Technology Growth Portfolio

--------------------------------------------------------------------------------

                             EXHIBIT A continued...

--------------------------------------------------------------------------------
Separate Accounts and Insurance          Participating Funds
Companies
--------------------------------------------------------------------------------
Separate Account VA G                    Dreyfus Variable Investment Fund -
                                         Service Class

Transamerica Occidental Life Insurance   .    Balanced Portfolio
Company                                  .    Appreciation Portfolio
                                         .    Disciplined Stock Portfolio
                                         .    Growth and Income Portfolio
                                         .    International Equity Portfolio
                                         .    International Value Portfolio
                                         .    Limited Term High Yield Portfolio
                                         .    Quality Bond Portfolio
                                         .    Developing Leaders Portfolio
                                         .    Small Company Stock Portfolio
                                         .    Special Value Portfolio

                                         Dreyfus Variable Investment Fund

                                         .    Money Market Portfolio

                                         Dreyfus Stock Index Fund, Inc. -
                                         Service Class

                                         The Dreyfus Socially Responsible Growth
                                         Fund, Inc. - Service Class

                                         Dreyfus Investment Portfolios - Service
                                         Class

                                         .    Core Bond Portfolio
                                         .    Core Value Portfolio
                                         .    Emerging Leaders Portfolio
                                         .    Emerging Markets Portfolio
                                         .    European Equity Portfolio
                                         .    Founders Discovery Portfolio
                                         .    Founders Growth Portfolio
                                         .    Founders International Equity
                                              Portfolio
                                         .    Founders Passport Portfolio
                                         .    Japan Portfolio
                                         .    MidCap Stock Portfolio
                                         .    Technology Growth Portfolio

--------------------------------------------------------------------------------

                             EXHIBIT A continued...

--------------------------------------------------------------------------------
Separate Accounts and Insurance          Participating Funds
Companies
--------------------------------------------------------------------------------
Separate Account VA H                    Dreyfus Variable Investment Fund -
                                         Service Class

Transamerica Occidental Life Insurance   .    Balanced Portfolio
Company                                  .    Appreciation Portfolio
                                         .    Disciplined Stock Portfolio
                                         .    Growth and Income Portfolio
                                         .    International Equity Portfolio
                                         .    International Value Portfolio
                                         .    Limited Term High Yield Portfolio
                                         .    Quality Bond Portfolio
                                         .    Developing Leaders Portfolio
                                         .    Small Company Stock Portfolio
                                         .    Special Value Portfolio

                                         Dreyfus Variable Investment Fund

                                         .    Money Market Portfolio

                                         Dreyfus Stock Index Fund, Inc. -
                                         Service Class

                                         The Dreyfus Socially Responsible Growth
                                         Fund, Inc. - Service Class

                                         Dreyfus Investment Portfolios - Service
                                         Class

                                         .    Core Bond Portfolio
                                         .    Core Value Portfolio
                                         .    Emerging Leaders Portfolio
                                         .    Emerging Markets Portfolio
                                         .    European Equity Portfolio
                                         .    Founders Discovery Portfolio
                                         .    Founders Growth Portfolio
                                         .    Founders International Equity
                                              Portfolio
                                         .    Founders Passport Portfolio
                                         .    Japan Portfolio
                                         .    MidCap Stock Portfolio
                                         .    Technology Growth Portfolio

--------------------------------------------------------------------------------

                           EXHIBIT A continued...

--------------------------------------------------------------------------------
Separate Accounts and Insurance          Participating Funds
Companies
--------------------------------------------------------------------------------
PFL Corporate Account One                Dreyfus Variable Investment Fund -
                                         Initial Class

Transamerica Life Insurance Company      .    Appreciation Portfolio
                                         .    Disciplined Stock Portfolio
                                         .    Growth and Income Portfolio
                                         .    International Value Portfolio
                                         .    Limited Term High Yield Portfolio
                                         .    Quality Bond Portfolio
                                         .    Developing Leaders Portfolio
                                         .    Small Company Stock Portfolio

                                         Dreyfus Variable Investment Fund
                                         Money Market Portfolio

                                         Dreyfus Stock Index Fund, Inc. -
                                         Initial Class

                                         Dreyfus Investment Portfolios - Initial
                                         Class

                                         .    Core Bond Portfolio
                                         .    Technology Growth Portfolio

--------------------------------------------------------------------------------
Separate Account VA-6                    Dreyfus Variable Investment Fund -
                                         Initial Class

Transamerica Life Insurance and          .    Appreciation Portfolio
Annuity Company                          .    Developing Leaders Portfolio
--------------------------------------------------------------------------------
Separate Account VA-6NY                  Dreyfus Variable Investment Fund -
                                         Initial Class

Transamerica Life Insurance Company of   .    Appreciation Portfolio
New York                                 .    Developing Leaders Portfolio
--------------------------------------------------------------------------------
Separate Account VA-6                    Dreyfus Variable Investment Fund -
                                         Initial Class

Transamerica Life Insurance and          .    Appreciation Portfolio
Annuity Company                          .    Developing Leaders Portfolio
--------------------------------------------------------------------------------
Separate Account VA-7                    Dreyfus Variable Investment Fund -
                                         Initial Class

Transamerica Life Insurance and          .    Appreciation Portfolio
Annuity Company                          .    Developing Leaders Portfolio
--------------------------------------------------------------------------------
Separate Account VA-8                    Dreyfus Variable Investment Fund -
                                         Initial Class

Transamerica Life Insurance and          .    Appreciation Portfolio
Annuity Company                          .    Developing Leaders Portfolio

                                         Dreyfus Investment Portfolios - Initial
                                         Class

                                         .    MidCap Stock Portfolio

                                         The Dreyfus Socially Responsible Growth
                                         Fund, Inc. - Initial Class

--------------------------------------------------------------------------------

                             EXHIBIT A continued...

--------------------------------------------------------------------------------
    Separate Accounts and Insurance
               Companies                           Participating Funds

--------------------------------------------------------------------------------
Separate Account VUL-1                   Dreyfus Variable Investment Fund -
                                         Initial Class

Transamerica Occidental Life Insurance   .    Appreciation Portfolio
Company                                  .    Developing Leaders Portfolio

--------------------------------------------------------------------------------
Separate Account VUL-2                   Dreyfus Variable Investment Fund -
                                         Initial Class

Transamerica Occidental Life Insurance   .    Appreciation Portfolio
Company                                  .    Developing Leaders Portfolio

--------------------------------------------------------------------------------
Separate Account VUL-4                   Dreyfus Variable Investment Fund -
                                         Initial Class

Transamerica Occidental Life Insurance   .    Appreciation Portfolio
Company                                  .    Developing Leaders Portfolio

                                         Dreyfus Investment Portfolios - Initial
                                         Class

                                         .    MidCap Stock Portfolio

                                         The Dreyfus Socially Responsible Growth
                                         Fund, Inc. - Initial Class

--------------------------------------------------------------------------------
Separate Account VUL-5                   Dreyfus Variable Investment Fund -
                                         Initial Class

Transamerica Occidental Life Insurance   .    Appreciation Portfolio
Company                                  .    Developing Leaders Portfolio

                                         Dreyfus Investment Portfolios - Initial
                                         Class

                                         .    MidCap Stock Portfolio

                                         The Dreyfus Socially Responsible Growth
                                         Fund, Inc. - Initial Class

--------------------------------------------------------------------------------
Separate Account VA J                    Dreyfus Stock Index Fund, Inc. -
                                         Service Class

Transamerica Life Insurance Company
                                         Dreyfus Variable Investment Fund

                                         .    Money Market Portfolio

                                         Dreyfus Variable Investment Fund -
                                         Service Class

                                         .    Small Company Stock Portfolio

--------------------------------------------------------------------------------
Separate Account VUL-6                   Dreyfus Variable Investment Fund -
                                         Initial Class

Transamerica Occidental Life Insurance   .    Appreciation Portfolio
Company                                  .    Developing Leaders Portfolio

                                         Dreyfus Investment Portfolios - Initial
                                         Class

                                         .    MidCap Stock Portfolio

                                         The Dreyfus Socially Responsible Growth
                                         Fund, Inc. - Initial Class

--------------------------------------------------------------------------------

                             EXHIBIT A continued...

--------------------------------------------------------------------------------
   Separate Accounts and Insurance
              Companies                           Participating Funds
--------------------------------------------------------------------------------
Separate Account VA Q                    Dreyfus Variable Investment Fund -
                                         Service Class

Transamerica Life Insurance Company      .    Dreyfus VIF - Small Company Stock
                                              Portfolio

--------------------------------------------------------------------------------
Separate Account VA QNY                  Dreyfus Variable Investment Fund -
                                         Service Class

Transamerica Financial Life Insurance    .    Dreyfus VIF - Small Company Stock
Company (formerly, AUSA Life Insurance        Portfolio
Company)

--------------------------------------------------------------------------------
Separate Account VA S                    Dreyfus Variable Investment Fund -
                                         Service Class

Transamerica Life Insurance Company      .    Dreyfus VIF - International Equity
                                              Portfolio
                                         .    Dreyfus VIF - Limited Term High
                                              Yield Portfolio
                                         .    Dreyfus VIF - Small Company Stock
                                              Portfolio

                                         Dreyfus Investment Portfolios - Service
                                         Class

                                         .    Dreyfus Core Bond Portfolio

--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be duly executed and attested as of the date first above written.

                                            TRANSAMERICA LIFE INSURANCE COMPANY


                                            By: /s/ John K. Carter
                                                --------------------------------
                                                John K. Carter
                                            Its: Assistant Secretary


Attest: /s/ Illegible
        ---------------------------------


                                            TRANSAMERICA LIFE INSURANCE
                                            AND ANNUITY COMPANY;
                                            TRANSAMERICA OCCIDENTAL LIFE
                                            INSURANCE COMPANY;
                                            TRANSAMERICA FINANCIAL LIFE
                                            INSURANCE COMPANY


                                            By: /s/ John K. Carter
                                                --------------------------------
                                                John K. Carter
                                            Its: Vice President


Attest: /s/ Illegible
        ---------------------------------


                                            PEOPLES BENEFIT LIFE INSURANCE
                                            COMPANY;


                                            By: /s/ Brian C.Scott
                                                --------------------------------
                                                Brian C.Scott
                                            Its: Vice President


Attest: /s/ Illegible
        ---------------------------------


                                            DREYFUS VARIABLE INVESTMENT FUND


                                            By: /s/ Michael A. Rosenberg
                                                --------------------------------
                                                Michael A. Rosenberg
                                            Its: Secretary


Attest: /s/ Illegible
        ---------------------------------

                                            DREYFUS INVESTMENT PORTFOLIOS


                                            By: /s/ Michael A. Rosenberg
                                                --------------------------------
                                                Michael A. Rosenberg
                                            Its: Assistant Secretary


Attest: /s/ Illegible
        ---------------------------------


                                            THE DREYFUS SOCIALLY RESPONSIBLE
                                            GROWTH FUND, INC.


                                            By: /s/ Michael A. Rosenberg
                                                --------------------------------
                                                Michael A. Rosenberg
                                            Its: Assistant Secretary


Attest: /s/ Illegible
        ---------------------------------


                                            DREYFUS STOCK INDEX FUND, INC


                                            By: /s/ Michael A. Rosenberg
                                                --------------------------------
                                                Michael A. Rosenberg
                                            Its: Secretary


Attest: /s/ Illegible
        ---------------------------------